Exhibit 99.2

Grant Park Fund

Class A, B, Legacy 2, Global 2 and Global 3 Units

Monthly Performance Report • February 2011

2     Grant Park Fund Performance Report • February 2011

Market Commentary: February 2011

Commodities: Corn markets underwent a sharp rally after the United States Department of Agriculture issued a report which forecasted tight U.S. supplies. Soybean prices declined due to expectations of bullish supply and slowing international demand. In the livestock markets, prices for lean hogs moved higher following the largest increase in pork demand by China since the early 1980’s.

Currencies: Safe-haven currencies including the Japanese yen and Swiss franc strengthened amidst growing instability in the Middle East. Optimistic comments by the Reserve Bank of Australia provided bullish support to the Australian dollar, moving the currency higher against foreign counterparts.

Energy: Crude oil markets rose in excess of 6% in February as speculators perceived escalating violence in the Middle East as a threat to crude oil production in the region. Warm weather forecasts in the U.S. put substantial pressure on the natural gas markets, moving prices sharply lower.

Equities: Global equity markets generally moved higher in February as declines in U.S. jobless estimates fueled investor sentiment. The Japanese Nikkei 225 rallied due to strong earnings reports from several key Japanese firms. Hong Kong’s Hang Seng index, however, moved lower due to uncertainty surrounding the impact of rising Chinese interest rates on the nation’s economy.

Fixed Income: U.S. Treasury Bonds finished higher in February, following a late-month rally caused by instability in the Middle East. Unsure of the overall effects of recent upheaval in Libya, many investors shifted their focus to safe-haven fixed-income products.

Metals: Precious metals markets benefitted from increased risk-aversion. Safe-haven buying resulted in a 6% and 20% respective price increase in the gold and silver markets. Base metal prices finished slightly higher due to bullish industrial demand forecasts early in the month.

								2000	2001	2002	2003	2004	2005
A Units (Closed to New Investment)								11.0%	7.0%	15.3%	20.0%	-7.6%	-3.4%
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006	3.5%	-3.3%	4.1%	9.5%	-0.8%	-2.9%	-3.7%	2.2%	-1.1%	-0.6%	3.6%	-0.9%	9.1%
2007	1.3%	-4.2%	-4.6%	5.2%	4.6%	4.2%	-3.7%	-3.7%	8.8%	5.2%	-0.7%	0.6%	12.6%
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	19.9%
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%	1.2%	-2.6%	4.2%	-3.6%	-9.2%
2010	-8.0%	0.6%	4.1%	1.8%	-3.8%	-0.2%	-1.7%	2.8%	3.2%	4.3%	-2.6%	4.6%	4.5%
2011	-0.5%	2.3%											1.7%

											2003	2004	2005
B Units (Closed to New Investment)											7.7%	-8.4%	-4.3%
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006	3.4%	-3.4%	4.0%	9.4%	-0.9%	-2.9%	-3.7%	2.1%	-1.2%	-0.7%	3.5%	-0.9%	8.3%
2007	1.2%	-4.3%	-4.6%	5.2%	4.5%	4.1%	-3.8%	-3.8%	8.7%	5.2%	-0.7%	0.6%	11.8%
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	18.9%
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%	1.1%	-2.6%	4.2%	-3.6%	-9.9%
2010	-8.0%	0.6%	4.0%	1.7%	-3.9%	-0.3%	-1.7%	2.7%	3.2%	4.3%	-2.6%	4.5%	3.8%
2011	-0.6%	2.2%											1.6%

Legacy 2 Units
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-1.6%	1.6%	-3.1%	-1.1%	1.3%	1.2%	-2.4%	4.0%	-3.2%	-3.6%
2010	-7.8%	0.8%	4.1%	1.7%	-3.5%	-0.1%	-1.5%	2.8%	3.2%	4.3%	-2.3%	4.6%	5.7%
2010	-0.4%	2.3%											2.0%

Global 2 Units
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.3%	2.0%	-3.2%	-1.3%	1.1%	1.1%	-3.2%	3.6%	-4.2%	-4.6%
2010	-7.8%	0.7%	3.6%	1.5%	-2.2%	0.3%	-2.5%	2.7%	1.9%	3.7%	-2.2%	3.6%	2.6%
2011	-0.8%	2.0%											1.2%

Global 3 Units
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%	1.0%	-3.4%	3.5%	-4.4%	-6.0%
2010	-8.0%	0.5%	3.4%	1.3%	-2.4%	0.1%	-2.7%	2.5%	1.8%	3.5%	-2.3%	3.4%	0.7%
2011	-0.9%	1.8%											0.8%

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund Performance Report • February 2011     3

A, B and Legacy Units

Trading Performance by Sector

2.0%
1.0%
0.0%
-1.0%
-2.0%
Commodities
Currencies
Energy
Equity Indices
Fixed Income
Metals
February
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Commodities	Currencies	Energy	Equity Indices	Fixed Income	Metals
13%	30%	16%	14%	12%	15%

Sector Positions at Month-End

03/10
04/10
05/10
06/10
07/10
08/10
09/10
10/10
11/10
12/10
01/11
02/11
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Commodities
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Global Units

Trading Performance by Sector

2.0%
1.0%
0.0%
-1.0%
-2.0%
Commodities
Currencies
Energy
Equity Indices
Fixed Income
Metals
February
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Commodities	Currencies	Energy	Equity Indices	Fixed Income	Metals
7%	34%	16%	16%	15%	12%

Sector Positions at Month-End

03/10
04/10
05/10
06/10
07/10
08/10
09/10
10/10
11/10
12/10
01/11
02/11
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Commodities
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Understand your Risks

•	Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.

•

No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.

•

Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.

•	Commodity futures trading may be illiquid.

•	An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.

•	Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.

•	Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.

•	Grant Park’s use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.

•	You will have no right to participate in the management of Grant Park.

•	The structure and operation of Grant Park involves several conflicts of interest.

•	Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

4     Grant Park Fund Performance Report • February 2011

Grant Park Fund At-A-Glance

Product	Legacy Units	Global Units		A and B Units
Class	2	2	3	Closed to New Investment
Account Type	Fee-based	Fee-based	Commission-based
Minimum Investment	$10,000	$5,000	$5,000
Retirement Account	$1,000	$1,000	$1,000
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years.	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.
Breakeven Level	5.57%	4.98°%	7.18°%
Redemptions	Monthly after 90 days	Monthly after 90 days	Monthly after 90 days
Penalty	No	No	1.5% on a declining scale 0.5% per quarter
Sectors Traded	6	6	6
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - February 2011
Total Fund Assets (A,B, Legacy, GAM)	$915	M
12-Month Return	14.7%
Average 12-Month Return	18.6%
36-Month Cumulative Return	2.9%
60-Month Cumulative Return	42.0%
Compounded Annualized ROR	14.4%
3-Year Compounded Annualized ROR	1.0%
5-Year Compounded Annualized ROR	7.3%
10-Year Compounded Annualized ROR	6.3%
Worst Drawdown (5/89 – 10/89)	-38.9%
Worst Drawdown Last 5 Years (12/08 – 1/10)	-16.5%
Average 1-month Gain	6.6%
Average 1-month Loss	-4.5%
# of Winning Months	142
# of Losing Months	124

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] January 2001 - December 2010
Moved in Opposite Directions	47% 56 of 120 months
Positive Results for Both	34% 41 of 120 months
Negative Results for Both	19% 23 of 120 months

[1]	Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2]	It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio’s performance.

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.

©2011 Grant Park Fund. All rights reserved.

www.grantparkfunds.com 866-242-4055

2-0211DB232